SUPPLEMENT DATED JUNE 1, 2002
TO MAY 1, 2002, PROSPECTUS
for

Survivorship Flexible Premium Adjustable Variable Life Insurance Policy (SVUL)
Issued by:
Massachusetts Mutual Life Insurance Company, and
C.M. Life Insurance Company

Effective June 1, 2002, the following changes are being made in Part II. Detailed Description of Policy Features of the above-listed prospectus:

1.	The following sentence is deleted from the section titled "Grace Period and Termination":
"The definition of "policy value" depends on the Policy Year. (See Policy Value)."
2.	The section titled "Policy Value" is deleted and replaced with the following:
Policy Value. We calculate the "policy value" in all Policy Years as the account value less any policy debt.
If the "policy value" cannot cover the monthly charges due but the safety test is met, then the monthly charges due will be reduced to an amount equal to the account value less any policy debt.
If the "policy value" cannot cover the monthly charges due and the safety test is not met, we will notify you that your policy has entered its grace period and will terminate unless you make additional premium payments.

There are no other changes being made at this time.

June 1, 2002	Page 1 of 1	Li2200-02-1